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                                                                    EXHIBIT 10.2

                               Credit Agreement
                                FIRST AMENDMENT


     FIRST AMENDMENT dated as of June 30, 1995 (this "Amendment") to REVOLVING CREDIT AGREEMENT dated as of June 24, 1992 (the "Credit Agreement") among VIKING OFFICE PRODUCTS, INC., a California corporation (the "Borrower"), the Lenders party thereto (the "Lenders") and CITICORP USA, INC. as Agent for the Lenders ("the Agent").

     PRELIMINARY STATEMENTS. The parties hereto wish to modify the Credit Agreement in certain respects as hereinafter set forth. Terms defined in the Credit Agreement are used in this Amendment as defined in the Credit Agreement and, except as otherwise indicated, all references to Sections refer to the corresponding Sections of the Credit Agreement.

     The parties hereto therefore agree as follows:

     SECTION 1.  Amendments to Credit Agreement. Effective as of the Amendment
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Effective Date (as defined in Section 3 hereof) and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

     (a) Section 2.01(a) is amended by deleting "June 30, 1995" wherever it appears and inserting in its place "June 30, 1996".

     (b) Section 2.08 shall be amended by inserting a new subsection (c) as follows:

          (c) The Borrower acknowledges that the method funding by each Lender of its Advances hereunder shall be in sole discretion of such Lender. The Borrower agrees that for purposes of any determination to be made under this Section 2.08 or Sections 2.11 or 8.04(b) hereof each Lender shall be deemed to have funded its Adjusted CD Rate or Eurodollar Rate Advances directly in the domestic bank certificate of deposit market or London interbank market, as the case may be.

     (c) Section 5.10(g)(i) is amended by deleting the words "if any Advances are outstanding on the date such statements are delivered".

     (d)  Section 5.02(i) is deleted and restated as follows:

          (i) Capital Expenditures. Make, or permit of its Subsidiaries to make, any Consolidated Capital Expenditures which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries in any fiscal year of the Borrower ended on or after June 30, 1995 to exceed $50,000,000.

     (e)  Section 8.05 is deleted and restated as follows:

          SECTION 8.05. Right of Set-Off. Upon the occurrence and during the
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     continuance of any Event of Default each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any affiliate thereof to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Notes, whether or not such Lender shall have made any demand under this Agreement or the Notes, and although such obligations may be unmatured, and each affiliate of the Lenders is hereby irrevocably authorized to permit such setoff and application. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application; provided that the
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     failure to give such notice shall not affect the validity of
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     such set-off and application. The rights of the Lenders under this Section
     8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

     (f)  Section 8.07(h) is deleted and restated in full as follows:

          (h) Notwithstanding anything else contained herein, each Lender may, without notice to or consent of the Borrower or the Agent assign any of its rights under this Agreement (including without limitation rights to payment of principal and interest under any Note or Notes held by it) to any of its affiliates or to any Federal Reserve Bank, provided that such Lender shall
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     not thereby be released from any of its obligations hereunder.

     SECTION 2.  Certain Information.  The Borrower hereby reaffirms its
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obligation to deliver to the Agent and the Lenders the financial statements, certificates and other information provided for in subparagraphs (ii) and (iii) of Section 5.01(g) and acknowledges that the failure of the Agent or the Lenders to request such information and certificates at any time (whether before or after the date hereof) shall not constitute a waiver of the rights of the Agent or the Lenders under Section 5.01(g) or any other provision of the Credit Agreement.

     SECTION 3.  Conditions to Effectiveness.  This Amendment shall be effective
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as of June 30, 1995 (the "Amendment Effective Date"), subject to the satisfaction of the conditions precedent that the Agent shall have received (a) counterparts of this Amendment executed by the Borrower and each Lender or, as to any Lender, advice satisfactory to the Agent that such Lender has executed a counterpart of this Amendment; and (b) a certificate of the Secretary or an Assistant Secretary of Borrower attaching a copy of the resolutions of its Board of Directors authorizing its execution, delivery and performance of this Amendment, and certifying the name and true signature of each of its officers executing the same on its behalf.

     SECTION 4.  Representations and Warranties.  Borrower represents and
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warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment; (b) the execution, delivery by the Borrower of this Amendment, and the performance by the Borrower of the Credit Agreement as hereby amended, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Borrower's charter or by-laws, any law, regulation or order binding on or affecting the Borrower or the terms of any indenture, loan or credit agreement or other agreement or instrument by which the Borrower is bound or to which the Borrower is a party; (c) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution or delivery by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement as hereby amended; (d) each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its respective terms; (e) all representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true and correct, as if repeated and restated in full herein (except to the extent that such representations and warranties expressly relate solely to an earlier date and then are correct as of such date); and (f) no Event of Default or event which, with the giving of notice or lapse of time, would become an Event of Default has occurred and is continuing, or will occur and be continuing after giving effect to this Amendment.

     SECTION 5.  Reference to and Effect on the Credit Agreement.  On and after
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the Amendment Effective Date, each reference in the Credit Agreement to "this
Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Notes to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as expressly modified herein, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 6.  Execution in Counterparts.  This Amendment may be executed in
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any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.
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     SECTION 7.  Governing Law.  This Amendment shall be governed by, and
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construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        VIKING OFFICE PRODUCTS, INC.

                                        By: Lisa Billig
                                            -------------------------

                                        Title: V.P. - Finance, C.F.O.
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                                        CITICORP USA, INC.

                                        By: _________________________

                                        Title: ______________________


                                        UNION BANK

                                        By: _________________________

                                        Title: ______________________